UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 16, 2011 (September 12, 2011)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas  75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 12, 2011 (the “Closing”), DGSE Companies, Inc., a Nevada corporation (the “Registrant”), entered into an Agreement and Plan of Merger, dated September 12, 2011, attached hereto as Exhibit 10.1 (the “Merger Agreement”), with SBT, Inc., a Nevada corporation and the wholly-owned subsidiary of the Registrant (“MergerSub”), Southern Bullion Trading, LLC, a Texas limited liability company (the “Target”), NTR Metals, LLC, a Texas limited liability company (“NTR”) and the members of Target (the “Members”), whereby Target merged with and into MergerSub (the “Merger”), and MergerSub is the surviving entity (the “Surviving Entity”).  Pursuant to the Merger Agreement, the Registrant acquired 100% of the issued and outstanding equity securities of the Target in exchange for the issuance and delivery of 600,000 restricted shares (the “Merger Consideration”) of the common stock of the Registrant, par value $0.01 (the “Common Stock”), to the Members on a pro-rata basis in proportion to each of their respective interests in the Target.  Simultaneously with the Merger Agreement, each of the Members entered into that certain Lock-up Agreement, dated September 12, 2011, attached hereto as Exhibit 10.2 (the “Lock-up Agreement”), by and among the Registrant and the Members, pursuant to which each of the Members agreed to a two-year lock-up period, ending on the second anniversary of the Closing, for the shares of Common Stock constituting the Merger Consideration.

The terms of the Merger Agreement provided that ten percent (10%) of the Merger Consideration was placed into escrow (the “Escrow Shares”) to secure the indemnification obligations of the Members to the Registrant.  Pursuant to that certain Escrow Agreement, dated September 12, 2011, in form attached hereto as Exhibit 10.3 (the “Escrow Agreement”), by and among the Registrant, NTR, appointed by the Members to serve as member representative for the Escrow Agreement, and Compass Bank, a state-chartered Federal Reserve System member bank organized under the laws of the State of Alabama with its principal offices in Birmingham, Alabama (in its capacity as escrow agent, the “Escrow Agent”), the Registrant placed the Escrow Shares into an escrow account maintained by Escrow Agent.  The Escrow Agreement provides that, prior to the second anniversary of the Closing, the Escrow Agent will disburse the Escrow Shares and the proceeds from the Escrow Shares in accordance with the joint written instructions of the Registrant and NTR.  Upon the second anniversary of the Closing, the Escrow Agreement provides that the Escrow Agent shall disburse any remaining Escrow Shares, as reduced by previous disbursements or deductions to satisfy the indemnification obligations of the Members pursuant to the terms of the Merger Agreement, to the Members.

In order to incentivize the performance of the management of the Surviving Entity after the Merger, the Registrant agreed in connection with the Merger Agreement to issue up to an aggregate 500,000 non-qualified stock options (the “Options”) within the first year following the Closing to members of the management of the Surviving Entity (the “Optionees”), on the terms and conditions set forth in the form of Option Grant Agreement, attached hereto as Exhibit 10.4 (the “Option Grant Agreement”).

Pursuant to the terms of the Merger Agreement, the Members have been granted incidental or “piggy-back” registration rights pursuant to the terms of that certain Registration Rights Agreement, dated September 12, 2011, in form attached hereto as Exhibit 10.5, by and among the Registrant and the Members, whereby, after the expiration of the Lock-up Agreement, the shares of Common Stock comprising the Merger consideration which remain restricted securities may, in the event that the Registrant proposes to register any of its securities for public sale under the Securities Act of 1933, as amended (the “Securities Act”), and upon timely written request from the Members, be included in the registration statement under the Securities Act covering such other securities.

Simultaneously with the execution of the Merger Agreement, the Registrant entered into that certain Securities Purchase Agreement, dated September 12, 2011, attached hereto as Exhibit 10.6 (the “Securities Purchase Agreement”), whereby NTR agreed to purchase, and the Registrant agreed to issue and sell, 400,000 restricted shares of the Common Stock (the “SPA Securities”) for an aggregate of two million dollars ($2,000,000) (the “SPA Proceeds”).  The SPA Proceeds will be used to fund the operation of the Surviving Entity.

Pursuant to the Securities Purchase Agreement, NTR has been granted incidental or “piggy-back” registration rights pursuant to the terms of that certain Registration Rights Agreement, dated September 12, 2011, in form attached hereto as Exhibit 10.7, by and between the Registrant and NTR, whereby the shares of Common Stock comprising the SPA Securities which remain restricted securities may, in the event that the Registrant proposes to register any of its securities for public sale under the Securities Act, and upon timely written request from NTR, be included in the registration statement under the Securities Act covering such other securities.

Item 2.01	Completion of Acquisition or Disposition of Assets

The Registrant completed its acquisition of Target pursuant to the terms of the Merger Agreement on September 12, 2011, whereby the Registrant acquired 100% of the issued and outstanding securities of the Target from Wesley A. Mull, James J. Vierling and Landmark Metals, LLC, a Texas limited liability company (“Landmark”), constituting all of the Members of Target.  John R. Loftus, the President and principal of NTR, an affiliate of the Registrant, is the President and principal of Landmark.  The Merger Consideration was distributed among the Members on a pro-rata basis in accordance with their respective membership interests in the Target.  The Merger Consideration was issued from authorized but unissued shares of capital stock of the Registrant.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the terms of the Merger Agreement, the Registrant has issued and delivered the Merger Consideration to the Members on September 12, 2011 in exchange for 100% of the issued and outstanding equity securities of the Target.  The sale and delivery of the Merger Consideration to the Members was exempt from the registration requirements of the Securities Act by virtue of the safe harbor articulated in Rule 506 of Regulation D, promulgated under the Securities Act (“Regulation D”).  Each of the Members has represented to the Registrant in writing that the Member making the representation is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

Pursuant to the terms of the Securities Purchase Agreement, the Registrant has issued and delivered the SPA Securities to NTR on September 12, 2011 in exchange for two million dollars ($2,000,000) in cash.  The proceeds from the sale of the SPA Securities will be used to fund the continuing operation of the Surviving Entity.  The sale and delivery of the SPA Securities to NTR was exempt from the registration requirements of the Securities Act by virtue of the safe harbor articulated in Rule 506 of Regulation D, promulgated under the Securities Act (“Regulation D”).  NTR has represented to the Registrant in writing that NTR is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated September 12, 2011
10.2	Form of Lock-up Agreement
10.3	Form of Escrow Agreement
10.4	Form of Option Grant Agreement
10.5	Form of Registration Rights Agreement for Merger Agreement
10.6	Securities Purchase Agreement, dated September 12, 2011
10.7	Form of Registration Rights Agreement for Securities Purchase Agreement

EXHIBITS

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated September 12, 2011
10.2	Form of Lock-up Agreement
10.3	Form of Escrow Agreement
10.4	Form of Option Grant Agreement
10.5	Form of Registration Rights Agreement for Merger Agreement
10.6	Securities Purchase Agreement, dated September 12, 2011
10.7	Form of Registration Rights Agreement for Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: September 16, 2011	By:	/s/ Dr. L.S. Smith
Dr. L.S. Smith
Chief Executive Officer